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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     September 14, 1999


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                        MBNA MASTER CREDIT CARD TRUST
            (Exact name of registrant as specified in its charter)



                                   33-64244
  United States                                                51-0331454
-----------------        -----------------------------       --------------
(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)



                              Wilmington, DE. 19884-0781
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-
                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

ITEM 5.  OTHER EVENTS

On September 16, 1999, the MBNA Master Credit Card Trust Series 1994-1 (the "Series") will be terminated in accordance with the provisions of Section 10 of the Series 1994-1 Supplement dated as of February 25, 1994, to the Pooling and Servicing Agreement dated as of September 25, 1991 (the "Pooling and Servicing Agreement") and subsection 12.03 of the Pooling and Servicing Agreement. Final payment will be made on the Series certificates after presentation and surrender of the Series certificates at the offices of Bankers Trust Company, as the trustee.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS


     The following are filed as Exhibits to this Report under Exhibit 20:







     20.1. Series 1994-1 (File No. 33-64244) Certificateholders'Statement for the month ended August 31, 1999.

     20.2. Series 1994-2 (File No. 33-64244) Certificateholders'Statement for the month ended August 31, 1999.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS


     The following are filed as Exhibits to this Report under Exhibit 99:




     99.1. Series 1994-1 (File No. 33-64244) Key Performance Factors for the month ended August 31, 1999.

     99.2. Series 1994-2 (File No. 33-64244) Key Performance Factors for the month ended August 31, 1999.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     September 14, 1999


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                By:         /s/Jack Fioravanti
                                   ----------------------------------
                                Name:       Jack Fioravanti
                                Title: 	  Senior Vice President